UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549
                                FORM 8-K



                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:  March 3, 1997




                    ELECTRONIC SYSTEMS TECHNOLOGY INC.
                       (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


   Registrant's telephone number, including area code: (509) 735-9092
































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ITEM 5.  OTHER EVENTS

On March 3, 1997, the Company was notified that Arthur Leighton, a Director of the Company, was wounded as an innocent bystander in a shooting incident near his home during the weekend of March 2, 1997. At the time of this filing Mr. Leighton's condition is unknown.





















































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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  ELECTRONIC SYSTEMS TECHNOLOGY, INC.


  /s/ T. L. KIRCHNER

  By: T.L. Kirchner
  President
  Date: March 7, 1997